                                                                    EXHIBIT 10.5

                        TRANCHE C TERM LOAN SUPPLEMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

         This TRANCHE C TERM LOAN SUPPLEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 18, 2002 (this "Supplement") is entered into among DURA OPERATING CORP. ("Dura"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (the "Tranche C Term Lenders"), and BANK OF AMERICA, N.A., as agent for the Lenders under the Agreement referred to below (the "Agent").

                                    RECITALS

         A. Dura Automotive Systems, Inc., Dura and certain subsidiaries of Dura, certain financial institutions and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 19, 1999, as amended as of May 10, 2001, June 15, 2001, August 24, 2001 and April 17, 2002 (the
"Agreement").

         B. Pursuant to Section 2.17 of the Fourth Amendment dated as of April 17, 2002 to the Agreement, Dura, the Tranche C Term Lenders and the Agent are entering into this Supplement to provide for the making of Tranche C Term Loans by the Tranche C Term Lenders to Dura, to specify certain terms of the Tranche C Term Loans and to join the Tranche C Term Lenders as parties to the Agreement as Lenders thereunder.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

         2. Tranche C Term Loans.

                  2.1 Tranche C Term Loans. Each Tranche C Term Lender severally agrees, on the terms and conditions set forth herein, to make loans in U.S. Dollars to Dura (each such loan, a "Tranche C Term Loan") on April 18, 2002 in an aggregate Dollar Equivalent amount not to exceed at any time outstanding the amount set forth opposite such Tranche C Term Lender's name under the heading "Tranche C Term Loan" on Schedule 2.1 hereto; provided that

                  (i) after giving effect to the Borrowing of the Tranche C Term Loans, the outstanding principal Dollar Equivalent amount of all Tranche C Term Loans shall not exceed U.S.$150,000,000; and

                  (ii) after giving effect to the Borrowing of the Tranche C Term Loans, the amount of such Tranche C Term Lender's Tranche C Term Loans shall not exceed such Tranche C Term Lender's Pro Rata Share of all then outstanding Tranche C Term Loans.

 Amounts borrowed as Tranche C Term Loans which are repaid or prepaid may not be reborrowed. The obligation of the Tranche C Term Lenders to make Tranche C Term Loans shall expire concurrently on the earlier of (A) April 30, 2002 and (B) the date on which Tranche C Term Loans are made hereunder. The proceeds of all Tranche C Term Loans shall be used to prepay Tranche B Term Loans.

                  2.2 Number of Interest Periods. After giving effect to the Borrowing or any conversion or continuation of the Tranche C Term Loans, there may not be in effect more than three different Interest Periods for all Tranche C Term Loans.

                  2.3 Repayment. Dura shall repay the Tranche C Term Loans in installments as set forth in Schedule 2.3 hereto, with the remaining outstanding principal amount of all Tranche C Term Loans being payable in full on December 31, 2008.

                  2.4 Interest. Each Tranche C Term Loan shall bear interest on the outstanding principal amount thereof from the date on which such Tranche C Term Loan is made to the date payment thereof is due at a rate per annum equal to the Offshore Rate plus 2.50% or the U.S. Base Rate plus 1.00%, as the case may be (and subject to Dura's right to convert to the other Type of Loan under Section 2.4 of the Agreement).

                  2.5 Conditions to Making of Tranche C Term Loans. In addition to the conditions precedent to borrowing set forth in Section 8.4 of the Agreement, the obligation of each Tranche C Term Lender to make its Tranche C Term Loan is subject to the following conditions that:

                  (a) the "Amendment Effective Date" under and as defined in the Fourth Amendment dated as of April 17, 2002 to the Agreement shall have occurred or be occurring concurrently with the making of such Tranche C Term Loan;

                  (b) receipt by the Agent of Notes executed by Dura payable to the order of the Tranche C Term Lenders evidencing the Tranche C Term Loans;

                  (c) receipt by the Agent of counterparts of this Supplement (whether by facsimile or otherwise) executed by Dura, the Agent and the Tranche C Term Lenders; and

                  (d) receipt by the Agent of the following, each in form and substance reasonably satisfactory to the Agent: (i) a certificate of Dura as to authorizing resolutions with respect to this Supplement and the incumbency and signatures of officers, and (ii) an opinion of U.S. counsel to DASI and the Borrowers as to this Supplement.

                  2.6 Collateral Matters. Within 60 days of the making of the Tranche C Term Loans, (x) Dura shall, and shall cause the other Loan Parties to, enter into such amendments to Mortgages and other Collateral Documents and take such other actions as the Agent or the Required Lenders may from time to time reasonably request to assure that the first priority security interest or mortgage of the Agent in all Collateral continues to secure all Obligations, including all obligations in respect of the Tranche C Term Loans, and (y) Dura shall cause the Guarantors to reaffirm their Guaranties.

                  2.7 Lenders. With effect on and after the date the conditions set forth in Section 2.5 hereof are met, each Tranche C Term Lender shall be a party to the Agreement as a Lender and have all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification. Each Tranche C Term Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender.

                  2.8 Independent Credit Decision. Each Tranche C Term Lender
(a) acknowledges that it has received a copy of the Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 10.1 of the Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Supplement and the Agreement; and (b) agrees that it will, independently and without reliance upon the Arranger, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Agreement.

         3. Representations and Warranties. Dura hereby represents and warrants to the Agent and the Lenders, including the Tranche C Term Lenders, as follows:

                  (i) Representations and Warranties. The representations and warranties contained in Article IX of the Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

                  (ii) Enforceability. The execution and delivery by Dura of this Supplement, and the performance by Dura of this Supplement and the Agreement, as amended hereby, are within the corporate powers of Dura and have been duly authorized by all necessary corporate action on the part of Dura. This Supplement and the Agreement, as amended hereby, are valid and legally binding obligations of Dura, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  (iii) No Default. No Event of Default or Unmatured Event of Default has occurred and is continuing.

                  (iv) No Material Adverse Effect. No Material Adverse Effect has occurred and is continuing since December 31, 2001.

         4. Effect of Supplement. Except as expressly amended and modified by this Supplement, all provisions of the Agreement shall remain in full force and effect; and Dura confirms and reaffirms its Obligations under the Agreement as amended by this Supplement. After this Supplement becomes effective, all references in the Agreement (or in any other Loan Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Supplement. This Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

         5. Counterparts. This Supplement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of the effectiveness of this Supplement.

         6. Governing Law. This Supplement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois; provided that the Agent and the Lenders shall retain all rights arising under Federal law.

         7. Section Headings. The various headings of this Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or the Agreement or any provision hereof or thereof.

                      [signature pages begin on next page]

         IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.


                                              DURA OPERATING CORP.


                                              By: /s/ DAVID R. BOVEE
                                                 ------------------------
                                              Title: VICE PRESIDENT & CFO
                                                    ---------------------

                                         BANK OF AMERICA, N.A., as Agent


                                         By: /s/ DAVID PRICE
                                            ------------------
                                         Title: VICE PRESIDENT
                                               ---------------

                                         TRANCHE C TERM LENDERS





                                         BANK OF AMERICA, N.A., as a Tranche C
                                         Term Lender


                                         By: /s/ EDWARD HARMON
                                            ------------------
                                         Title: VICE PRESIDENT
                                               ---------------

                                  SCHEDULE 2.1
                        TO TRANCHE C TERM LOAN SUPPLEMENT

TRANCHE C TERM LENDER                       TRANCHE C TERM LOAN

Bank of America, N.A.                       U.S.$150,000,000

                                  SCHEDULE 2.3
                        TO TRANCHE C TERM LOAN SUPPLEMENT

                 Scheduled Amortization of Tranche C Term Loans

Payment Date                   Principal Amount to be Repaid
                               (as a percentage of the original
                               Tranche C Term Loan)
09/30/2002                             0.25%
12/31/2002                             0.25%
03/31/2003                             0.25%
06/30/2003                             0.25%
09/30/2003                             0.25%
12/31/2003                             0.25%
03/31/2004                             0.25%
06/30/2004                             0.25%
09/30/2004                             0.25%
12/31/2004                             0.25%
03/31/2005                             0.25%
06/30/2005                             0.25%
09/30/2005                             0.25%
12/31/2005                             0.25%
03/31/2006                             0.25%
06/30/2006                             0.25%
09/30/2006                             0.25%
12/31/2006                             0.25%
03/31/2007                             0.25%
06/30/2007                             0.25%
09/30/2007                             0.25%
12/31/2007                             0.25%
03/31/2008                           23.625%
06/30/2008                           23.625%
09/30/2008                           23.625%
12/31/2008                           23.625%
                                     -------
                                     100.00%
                                     =======